Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Benjamin L. Palleiko, Chief Financial Officer of KalVista Pharmaceuticals, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

•
this Annual Report on Form 10-K of the Company for the year ended April 30, 2022 (the “Report”), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
•
the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the periods presented therein.

Date: July 7, 2022	By:	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko
Chief Business Officer & Chief Financial Officer
(Principal Financial Officer)